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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                        Date of Report: February 6, 2004
                        (Date of earliest event reported)
                              NATIONAL CITY VEHICLE
                                RECEIVABLES INC.
             (Exact name of Registrant as specified in its charter)

Delaware                             333-74756                     N/A
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

1900 East 9th Street
Cleveland, Ohio                                                      44114
(Address of Principal Executive Offices)                            (Zip Code)
       Registrant's Telephone Number, Including Area Code: (216) 222-2000

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                                TABLE OF CONTENTS

    Item 5. Other Events.
    Item 7. Financial Statements and Exhibits.
Signatures
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

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Item 5. Other Events.

Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-74756) filed with the Securities and Exchange Commission (the "Registration Statement"), pursuant to which the Registrant registered its asset backed notes and asset backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Asset Backed Notes, Series 2004-A (the "Offered Notes").

The Registrant is filing this Current Report on Form 8-K to provide prospective investors with certain materials which constitute "ABS Term Sheets" as described in the no-action letter dated February 27, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association, the filing of which materials is a condition of the relief granted in such letters (such materials being the "ABS Term Sheets"). The ABS Term Sheets are set forth in Exhibit 99.1, 99.2, 99.3, 99.4 and 99.5 hereto.

The assumptions used in preparing the ABS Term Sheets were based upon a preliminary compilation of the underlying collateral and the estimated principal amount and other features of the Offered Notes. The actual features of the Offered Notes and a detailed description of the final constituency of the underlying collateral will be set forth in the Prospectus and in a Current Report on Form 8-K to be filed with the Commission.

Due to the preliminary nature of the information regarding the collateral and the structure of the Offered Notes used in preparing the ABS Term Sheets, no assurance can be given as to either the ABS Term Sheets' or the underlying assumptions' accuracy, appropriateness or completeness in any particular context; nor can assurance be given as to whether the ABS Term Sheets and/or the assumptions upon which they are based reflect present market conditions or future market performance. These ABS Term Sheets should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The specific characteristics of the Offered Notes may differ from those shown in the ABS Term Sheets due to differences between the actual collateral and the preliminary collateral used in preparing the ABS Term Sheets. As noted above, the principal amount and designation of any security described in the ABS Term Sheets are subject to change prior to issuance.

Please be advised that asset backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

Any statement or information contained in the ABS Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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Item 7. Financial Statements and Exhibits.
   (c)  Exhibits

EXHIBIT NO.       DESCRIPTION
-----------     ---------------
   99.1         ABS Term Sheets
   99.2         ABS Term Sheets
   99.3         ABS Term Sheets
   99.4         ABS Term Sheets
   99.5         ABS Term Sheets

                                        3

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NATIONAL CITY VEHICLE
                                                RECEIVABLES INC.

February 10, 2004                               By: /s/ Robert B. Crowl
                                                    -----------------------
                                                    Robert B. Crowl
                                                    V.P., Secretary

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                                  Exhibit Index

EXHIBIT           DESCRIPTION
-------         ---------------
   99.1         ABS Term Sheet
   99.2         ABS Term Sheet
   99.3         ABS Term Sheet
   99.4         ABS Term Sheet
   99.5         ABS Term Sheet

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